May 8, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                                 Class Y Shares

                             Touchstone Mid Cap Fund
                   Touchstone Sands Capital Select Growth Fund
                 Touchstone Strategic Value and High Income Fund

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2007

       Notice of Portfolio Manger changes for the Touchstone Mid Cap Fund

Effective May 8, 2007, Kenneth Gainey is no longer a co-portfolio manager for the Touchstone Mid Cap Fund.

The section "Portfolio Managers" on page 22 of the Prospectus has been revised as follows:

The Touchstone Mid Cap Fund is managed by Thomas DiBella and Steven Gold. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. A committee of Touchstone employees led by James H. Grifo and William A. Dent, President and Senior Vice President, respectively, of Touchstone Advisors, manages the allocation of the underlying Funds comprising the Touchstone Strategic Value and High Income Fund. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

The section "Turner Investment Partners, Inc." on page 22 of the Prospectus has been revised as follows:

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has investment experience dating back to 1985.

      Notice of Change in Sub-Advisory Fee for the Touchstone Mid Cap Fund

Effective April 1, 2007, the sub-advisory fee paid by Touchstone Advisors, Inc. ("Touchstone Advisors") to Turner Investment Partners, Inc. has changed from 0.45% of the Fund's average daily net assets to 0.50% of average daily net assets. Since the sub-advisory fee is paid by Touchstone Advisors, not the Fund, this change will not affect the amount of fees and expenses that are paid by shareholders of the Fund.

The subheading "Sub-Advisors" under the section "The Funds' Management" on page 20 of the Prospectus has been revised as follows:

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund. As sub-advisor, TIP makes investment decisions for the Touchstone Mid Cap Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2006, TIP had approximately $22.8 billion in assets under management. For its services as investment Sub-Advisor, TIP is entitled to receive investment sub-advisory fees from Touchstone Advisors at an annualized rate, based on the average daily net assets of the Touchstone Mid Cap Fund, as follows:

Touchstone Mid Cap Fund                                                    0.50%

For more information about the Fund, see the Fund's prospectus. You can obtain a copy of a prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE